Championing a Smoke-Free World CAGNY Conference February 21, 2024 Jacek Olczak, Chief Executive Officer Emmanuel Babeau, Chief Financial Officer Introduction • A glossary of terms, including the definition for smoke-free products(a) as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation, and additional net revenue data are available on our Investor Relations website with additional non-GAAP reconciliations available at the end of this presentation • Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and disposals. As such, figures and comparisons presented on an organic basis exclude Swedish Match up until November 11, 2023 2(a) Following the acquisition of Swedish Match, PMI defines “smoke-free products” to include all Swedish Match products other than Swedish Match’s combustible tobacco products, in addition to its heat-not-burn, e-vapor, oral nicotine, and wellness and healthcare products Exhibit 99.2

Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding expected financial or operational performance; capital allocation plans; investment strategies; regulatory outcomes; market expectations; and business plans and strategies. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 3 Structural Smoke-Free Growth, Accelerating Returns 4 • Clear demand for smoke-free products among 1bn+ smokers • Structural shift: 10 years of double-digit smoke-free category growth, momentum continues:⎼ All SFP categories and geographies have growth⎼ Growth rates & margin profiles are not uniform⎼ Upfront investment, higher returns than cigarettes • PMI: substantial, selective long-term investments in premium brands, unrivaled commercial and scientific capabilities • Accelerating growth for PMI smoke-free business

Real, Fast Smoke-Free Transformation 5 <1% 39.3% 2015 Q4, 2023 Smoke-Free Products Net Revenues (% of Total PMI Net Revenues) (a) Smoke-free volumes reflects shipments of HTUs and oral smoke-free products (in pouches, excl. snuff, snuff leaf and U.S. Chew) Source: PMI Financials or estimates. IQOS user panels and PMI Market Research. Estimated user numbers for oral nicotine and e-vapor are approximate, with further methodology details to be provided in future disclosures >20% Smoke-Free Volumes / Total(a) ~33m Smoke-Free Users 25 Markets SFP >50% Net Revenue / Total >40% Smoke-Free Gross Profit / Total 84 Smoke-Free Markets PMI: Q4, 2023 IQOS Net Revenues Surpassed Marlboro in Q4, 2023 6 $0 $2 $4 $6 $8 $10 $12 2015 2016 2017 2018 2019 2020 2021 2022 2023 PMI Annual Net Revenues(a) ($ billion) (a) Marlboro includes Marlboro combustibles, IQOS represents Heat-not-Burn net revenues Source: PMI Financials or estimates

Smoke-Free Rapidly Approaching $15 billion Top-Line

Annual Smoke-Free Net Revenues
($ billion)


~$15bn
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Est.(a)

(a) Forecast provided in Q4'23 Earnings Release presented February 8, 2024, at prevailing rates February 7, 2024
Source: PMI Financials or estimates

7

2030 Ambition: Substantially Smoke-Free

>2/3
Smoke-Free Net Revenues

~60
Markets Majority Smoke-Free

50-75% net revenues	~20 markets
>75% net revenues	~40 markets

Note: Smoke-free markets are markets where PMI smoke-free products are available in key cities or nationwide
Source: PMI Financials or estimates

8

Cigarette Industry Declines Faster When SFPs are Present

Cigarette Industry Volume % Change

Vs. Previous Year


2018
2019
2020
2021
2022
2023
1.3%
(2.8)%
(6.5)%
(2.6)%
(4.5)%
(6.3)%
(8.1)%
(3.3)%
(0.9)%
(3.0)%
(2.4)%
(2.7)%
International(a)
IQOS Markets(b)

- SFPs are switching adult smokers away from cigarettes
- PMI cigarette volume in current SFP markets vs. 2015 baseline:
  - Already >33% lower in 2023
  - Expect >50% lower by 2030 on current trajectory

(a) Excluding China and the U.S. Including cigarillos in Japan
(b) Markets where *IQOS* was present as of Q4, 2017
Source: PMI Financials or estimates

9

The Science is Clear: SFPs Are A Much Better Alternative

Tobacco Harm Reduction: Continuum of Risk


Combustible Products
Higher Risk
Lower Risk
Inhalable Smoke-Free Products
Oral Smoke-Free Products
Combustion
No Combustion
Cessation

Note: Charts are used for illustrative purposes; not to scale. Combustible Products include cigarettes, cigars and cigarillos. Inhalable Smoke-Free Products include Heat-not-Burn and e-vapor. Oral Smoke-Free Products include nicotine pouches and snus. Nicotine Replacement Therapy products include patches and gums

10

Significant Decline of Cigarette Sales in Sweden 11 0 100 200 300 400 500 600 700 Volumes Sold Per Year In Sweden (Million Packs/Cans) 1973: First portion Swedish snus launched Snus / Nicotine Pouches Cigarettes Note: Temporal associations do not demonstrate cause and effect and are subject to inherent limitations. Specific factors associated with changing cigarette sales volumes over time have not been fully analyzed. 20 cigarettes per pack; 21 estimated average pouches in can for snus and nicotine pouches Source: Swedish Match Estimates, SMD Logistics; 2019 TPSAC Meeting Materials and Information | FDA. Investor Day 2023, presented September 28, 2023 Cigarettes Now Less Than Half of Nicotine in Tokyo Within 10y 12 100% 2015 2019 2020 2021 2022 20232016 2017 2018 Combustibles Tokyo Monthly Offtake Category Share(a) (a) Based on 3 C-Store Chains offtake. Base includes cigarettes, cigarillos and HTUs Source: PMI Financials or estimates HTUs Jan’24 50.4% 49.6%

Sweden: Lowest Male Smoking Prevalence and Tobacco-Attributable Mortality in EU

Male Smoking Prevalence
(2020)



Bulgaria
Greece
Lithuania
Croatia
Romania
Czechia
Hungary
Slovakia
Poland
Austria
Italy
France
Germany
Portugal
Spain
Belgium
Ireland
Denmark
Finland
Netherlands
United Kingdom
Sweden
49
34
22
6

Male Deaths per 100,000 Attributable to Tobacco
(2019)



Bulgaria
Hungary
Romania
Lithuania
Poland
Slovakia
Greece
Czechia
Denmark
Belgium
Spain
Netherlands
Germany
Ireland
Austria
Portugal
Italy
France
Finland
Sweden
267
177
108
72

Note: The charts in this slide do not demonstrate cause and effect and are subject to inherent limitations
Source: Dataset Special Eurobarometer 506: Attitudes of Europeans towards tobacco and electronic cigarettes, February 2021 Lars M. Ramström: National availability of snus is clearly associated with lower rates of mortality attributable to tobacco—while country-level implementation of WHO tobacco control measures is not, Global Forum on Nicotine 2022, https://gfn.events/new-research/lars-m-ramstrom-2022/

13

Nicotine Misinformation Slowing Tobacco Harm Reduction

- Many misperceptions on smoke-free products & nicotine
- Nicotine is not the primary cause of smoking-related disease[(a)], *combustion* is
- Science from existing laboratory and clinical data[(b)] is conclusive: heated tobacco, e-vapor, & oral products ARE NOT equally or more harmful than cigarettes

*"**Nicotine**, though not benign, **is not directly responsible** for the tobacco-caused cancer, lung disease, and heart disease that kill hundreds of thousands of Americans each year. The FDA's approach to reducing the devastating toll of tobacco use must be rooted in this foundational understanding: other chemical compounds in tobacco, and **in the smoke created by combustion**, are primarily to blame for such health harms."*[(c)] *[emphasis added]*

FDA – September 2017

(a) Nicotine is addictive and not risk-free
(b) Available scientific data from third-party laboratory and clinical studies, published in scientific journals
(c) FDA - September 21, 2017, N Engl J Med 2017; 377:1111-1114 DOI: 10.1056/NEJMp1707409

14

• SFPs marketed in a responsible manner to legal age smokers and nicotine users • Those under the legal age of purchase should not have access to, or use, any nicotine product • Adult-oriented flavors can play an important role in switching legal age smokers to SFPs, particularly where corresponding flavors are present for combustible products • National regulation and enforcement critical to minimizing underage usage and the availability of illicit products • After ~10 years in-market, rates of underage use of IQOS and ZYN remain very low 15 Responsible Marketing Practices U.S. Responsible Marketing, Compliance & Innovation 16 www.21PLUSresponsibly.com Responsible Marketing Responsible Social Media Innovation for Age Restriction Responsible Retail Practices Retail Technology Advancement Enforcement Monitoring Underage Use

Around 33 Million Users of PMI Smoke-Free Products

Estimated legal-age users as of December 31, 2023

Heat-not-Burn



~29m Users[(a)]

#1 Smoke-Free Brand

Oral Nicotine



ZYN

~4m Users

#1 Nicotine Pouch Brand

E-Vapor



VEEV

~0.5m Users

Selective Strategy

(a) See Glossary for definition
Source: PMI Financials or estimates, *IQOS* user panels and PMI Market Research. Estimated user numbers for oral nicotine and e-vapor are approximate, with further methodology details to be provided in future disclosures

17

IQOS: Strong Consumer Momentum

HTU Adjusted IMS change vs. PY[(a)]
(in %)



14%
15%
14-16%
2022
2023
2024 Est.(b)

(a) Excluding the impact of estimated distributor and wholesaler inventory movements
(b) Forecast provided in Q4'23 Earnings Release presented February 8, 2024
Source: PMI Financials or estimates

18

Key Cities Lead the Way For National Shares Over Time

PMI Adjusted National Share[(a)] and Key City Offtake Share of Total Cigarette and HTU Market



Greece
10.5% 16.5% Q4, 2019
15.8% 22.3% Q4, 2021
20.8% 29.7% Q4, 2023
UK
0.6% 1.6% Q4, 2019
2.4% 5.9% Q4, 2021
3.9% 7.0% Q4, 2023
Italy
6.1% 10.7% Q4, 2019
12.7% 21.6% Q4, 2021
17.1% 28.2% Q4, 2023
Sweden
0.5% N/A Q4, 2019
1.8% 3.7% Q4, 2021
3.2% 6.8% Q4, 2023
Germany
1.6% 4.4% Q4, 2019
3.4% 8.6% Q4, 2021
5.6% 11.1% Q4, 2023
Spain
0.8% 1.5% Q4, 2019
1.3% 2.9% Q4, 2021
2.4% 5.5% Q4, 2023
PMI Adjusted National Share
Key City Offtake Share

(a) Adjusted market share for HTUs is defined as the total in-market sales volume for PMI HTUs as a percentage of the total estimated sales volume for cigarettes, HTUs and excluding the impact of estimated distributor and wholesaler inventory movement; Note: Chart not to scale. Key Cities selected are respectively: Athens, London, Rome, Stockholm, Munich and Madrid; Source: PMI Financials or estimates

19

Japan: ~40% Category Penetration and Growing Double-Digit

HnB Category Share of Total Tobacco



20.6% 22.5% 25.8% 29.6% 33.8% 37.9%
~40%
Q4'23
2018 2019 2020 2021 2022 2023

PMI Outgrowing HnB Category in 2023



~70%
~80%
PMI Share of HnB, 2022
PMI Share of HnB Category Growth, 2023

PMI HTU Adj. SoM[(a)]



Adj. IMS change vs. PY, %
4% 8% 9% 9% 14%
16.6% 18.8% 21.1% 23.4% 26.7%
2019 2020 2021 2022 2023

(a) Adjusted market share for HTUs is defined as the total in-market sales volume for PMI HTUs as a percentage of the total estimated sales volume for cigarettes, HTUs and cigarillos and excluding the impact of estimated distributor and wholesaler inventory movements
Source: PMI Financials or estimates; Note: all data presented on Adj. IMS basis

20

Continuous Innovation Supports Growth

- *ILUMA*: the core platform for multi-year growth and innovation
- Broadening HTU offerings
- Rich pipeline of *ILUMA* device innovations
- *IQOS* uniqueness: evolving features for a customized and personalized experience





TEREA
OASIS PEARL
TEREA
SUN PEARL
LEVIA
ZERO TOBACCO
LEVIA
ZERO TOBACCO
Tento výrobek není bez rizika.
Obsahuje nikotin, který je návykový.
TEREA
CRAFTED
TEREA
CRAFTED
DELIA
CLASSIC RED
DELIA

21

IQOS Successful Across Many Emerging Markets



PMI HTU Offtake Shares (Q4, 2023)
Change vs. PY
Manila 3.2% +0.7pp
Tunis 3.4% +1.1pp
Urban Jakarta 3.5% +2.0pp
Rabat 3.7% +0.7pp
Santo Domingo 6.5% +1.8pp
Cairo 9.4% +3.0pp
Kuala Lumpur 10.3% -0.2pp
Sarajevo 11.9% +2.0pp
Belgrade 12.4% +2.8pp
Beirut 14.3% +3.6pp
Skopje 14.8% +1.5pp
Sofia 15.1% +1.5pp
Podgorica 15.4% +1.4pp

Note: Urban Jakarta represents West, Central and South Jakarta which include an estimated 1.5 million Legal Age Nicotine Users; in Indonesia *IQOS* is sold via the *IQOS* club member program. Cairo represents Urban Cairo, Manila represents Metro Manila, Tunis represents Greater Tunis. Low and Middle-Income markets defined using World Bank classification
Source: PMI Financials or estimates

22

Clear Strategy For Low & Middle-Income Markets

- *IQOS* comes first:
  - Premium offer with *ILUMA* to build brand equity
  - Best product for switching smokers
  - Substantial premium CC segment to switch
- Below premium offering to address full volume opportunity:
  - *LIL*[(a)] with intuitive innovation
  - *BONDS* pilot learnings being taken to refine product offering

LMIC Cigarette Industry[(b)]
(2023)


Total Industry
~1,700 billion sticks
23%
Premium Segment
~400 billion sticks

(a) Commercialized under partnership with KT&G (b) Excluding China
Note: LMIC refers to Low and Middle-Income countries and defined using World Bank classification
Source: PMI Financials or estimates

23

Swedish Match: Excellent First Year

- Delivered strong growth in 2023, driven by U.S. *ZYN*
- ROIC/WACC crossover expected well ahead of 5 year target
- Strong progress on integration
- Expanding & diversifying U.S. *ZYN* manufacturing
- U.S. Cigar business strategic review


ZYN

Source: Swedish Match Financials or estimates

24

Strong Resonance of *ZYN* with U.S. Adult Nicotine Users



ZYN
3
SPEARMINT
WARNING: This product contains nicotine. Nicotine is an addictive chemical.

Smoke-Free Oral Product
#1
(Q4, 2023, by volumes)

Share of Category[a]
72.8%
(Q4,2023)

Shipment Volume Growth
>60%
(2023 vs. PY)

***ZYN* Consumer Avg. Age**
39 Years
(2023)

Primary Use Before *ZYN*[b]
20% Cigarettes
25% Vape
36% Trad. Oral
(2023)

(a) Based on 13-week period; (b) Other primary uses before *ZYN* include cigars, snus, OTP, other nicotine pouch brands
Source: PMI and Swedish Match Financials or estimates. Circana, LLC, Nicotine Pouches, Week ending 12/24/23. PMI Market Research (Legal Age 21+)

25

U.S. *IQOS*: Building Towards *ILUMA* Success

- Investing to support *ZYN*'s growth and building capabilities for *IQOS*
- *ILUMA* at-scale launch remains core focus
- Flexibility to leverage global supply chain
- First city test planned with *IQOS 3* system in Q2

Ambition
10% share 5 years from *ILUMA* launch[a]



HEETS
HEETS
HEETS
HEETS
HEETS

(a) Illustrative target share of U.S. Cigarette and HTU Industry Volume within five years of *ILUMA* launch
Source: PMI Financials or estimates

26

VEEV: Good Progress on Targeted Strategy

- Substantial consumer demand with >60 million adult vape users(a)
- Emerging signs of better regulation & enforcement
- Promising early results from *VEEV* relaunch
- Remains a selective market play, but in specific markets can be an important growth driver



VEEV
(SoS in Closed Pod Systems)
Italy(b)
15%
14%
28%
33%
Q1
Q2
Q3
Q4
2023
Czech Republic(b)
10%
11%
21%
36%
Q1
Q2
Q3
Q4
2023

(a) PMI Market Research, excluding Russia and China
(b) Nielsen. Italy based on tobacco shops only
Source: PMI Financials or estimates

27

Combustible Leadership Supports SFP Growth

- Leading portfolio well-positioned for evolving adult smoker base
- Infrastructure and expertise benefits smoke-free portfolio
- Responsible category stewardship – market leader driving the obsolescence of combustible tobacco
- Continue to target stable combustible share over time **and** profit growth contribution



Share of Cigarette Category(a)
(Change vs. PY in pp)
2021
(0.7)
0.1
2022
0.2
2023

(a) Excludes China and the U.S. Reflects in-market sales volume of PMI cigarettes as a percentage of cigarette industry sales volume and includes cigarillos in Japan
Source: PMI Financials or estimates

28

Strong Overall Financial Model for Sustainable Growth


Volume Growth
+
Positive Product Mix
+
Pricing
&
Invest for Growth / Cost Efficiencies
=
Strong Top- & Bottom-Line Performance

Target 6 consecutive years of volume growth through 2026

Higher smoke-free volumes at higher net revenue per unit

Strong combustible pricing power with potential for smoke-free

Disciplined investment in high return categories while generating cost efficiencies

Delivering sustainable growth while investing and rewarding shareholders

Source: PMI Financials or estimates

29

Smoke-Free: Attractive & Substantial Growth Opportunity

2023 Net Revenue Per Unit
(Index = Equivalent Cigarette Volumes)


1
~2.5
Equivalent Cigarette Volumes
Smoke-Free Products(a)

2023 Gross Profit Per Unit
(Index = Equivalent Cigarette Volumes)


1
~2.6
Equivalent Cigarette Volumes
Smoke-Free Products(a)

(a) Includes heat-not-burn consumables and devices and U.S. *ZYN*; Note: 1 can of U.S. *ZYN* contains 15 pouches
Source: PMI Financials or estimates

30

Increasingly Smoke-Free, Profitability Accelerating



Shipment Volumes
(Q4, 2023)
Total SFPs
20%
80%
Cigarettes
18%
HTUs
2%
Oral
Nicotine(a)
Adj. Net Revenues
(Q4, 2023)
Total SFPs
39%
61%
Combustibles
32%
Smoke-Free
Inhalable
Products(b)
6%
Smoke-Free
Oral Products
1%
Smoke-Free
Other
Adj. Gross Profit
(Q4, 2023)
59%
Combustibles
41%
Smoke-Free
Products

(a) Excludes snuff, snuff leaf and U.S. chew; (b) Includes heat-not-burn and e-vapor
Note: Total may not foot due to rounding
Source: PMI Financials or estimates

31

Smoke-Free Driving Net Revenue & Profit Growth



2023 Net Revenues
(Organic Variance vs. PY)(a)
2023 Gross Profit
(Organic Variance vs. PY)(a)
Adj.
Gross Margin
Combustibles
5.5%
0.3%
63.4%
Smoke-Free
Products
12.8%
19.2%
64.2%

Organic OI growth of 8-9.5% expected in 2024, driven by SFP acceleration

(a) Organic variance, reflecting currency-neutral adjusted results, excluding acquisitions
Note: Chart not to scale. Adjusted gross margin is calculated by dividing adjusted gross profit by adjusted net revenues
Source: PMI Financials or estimates

32

Delivering USD Performance is a Key Priority

- Best-in-class constant currency growth
- Increasing USD revenue contribution with rapid smoke-free growth in the U.S.
- Currency risk mitigation:
  - Debt matching: >60% effectively in EUR
  - Hedging programs: JPY rolling hedge
  - Strategic cost allocation
- Focused on delivering strong USD growth in 2024 and beyond

2023 Net Revenues by Currency



Emerging[a]
50%
Other Developed[b]
13%
Euro
28%
USD
9%
50%
24%
36%
27%
13%
76%
Combustibles
Smoke-Free Products

(a) Includes Czech Krona, Egyptian Pound, Indonesian Rupiah, Mexican Peso, Philippine Peso, Polish Zloty, Russian Ruble and Turkish Lira
(b) JPY, CHF, KRW, GBP, ILS, AUD, HKD, NOK, SGD, SEK, DKK, CAD and NZD
Note: Reflects currencies in which net revenues are generated. Source: PMI Financials or estimates

33

Delivering Strong Financial & Non-Financial Performance

		Selected Performance Indicators	2022	2023	2025 Aspiration
PRODUCT IMPACT	Maximize benefits of SFPs	Number of markets where PMI smoke-free products are available for sale	73	84	100
		Proportion of markets where smoke-free products are available for sale that are low- and middle-income markets[a]	42%	47%	>50%
		% of shipment volume covered by markets with youth access prevention programs in indirect retail channels[b]	91%	>90%	>90%
OPERATIONAL IMPACT	Reduce post-consumer waste	% of shipment volumes covered by markets with anti-littering programs for cigarettes	68%	On Track	≥80%
	Improve quality of life of people in our supply chain	% of contracted tobacco farmers making a living income	73%	On Track	100%
	Tackle climate change	Net carbon emissions scope 1+2 in thousands of metric tons[c][d]	328	On Track	0

CDP A LIST 2023 CLIMATE FORESTS WATER

Member of Dow Jones Sustainability Indices Powered by the S&P Global CSA

Corporate ESG Performance Prime RATED BY ISS ESG

World Business Council for Sustainable Development

TNFD Taskforce on Nature-related Financial Disclosures

(a) Excluding PMI Duty Free. World Bank report issued in July 2023 is used on a comparative basis for income level classification. For definition of low- and middle-income markets, see pages 205-209 of PMI Integrated Report 2022; (b) Total shipment volume includes cigarettes, OTPs, and smoke-free product consumables; (c) Including Swedish Match; (d) Emissions from PMI-operated IQOS stores are partially excluded from scope 1+2 emissions, as de minimis. PMI was included for the first time in the Dow Jones Sustainability World Index, and for the fourth consecutive year in the Dow Jones Sustainability North America Composite Index (Indices effective as of December 18, 2023). PMI achieved industry leadership, improving to a rating of "C+" in ISS ESG Corporate Rating and gaining "Prime" status" for the first time (score as of November 21, 2023). Source: PMI Financials or estimates

34

Strong Past & Future Growth Trajectory

	2021-23 CAGR	2024-26 CAGR Targets
Shipment Volume[a] *(Variance)*	~1.6%	Positive
Net Revenues *(Organic variance)*	~7.5%	6-8%
Operating Income *(Organic variance)*	~7.3%	8-10%
Adj. Diluted EPS *(Currency-neutral variance)*	~12.1%	9-11%[b]

(a) Reflects total shipment volume for cigarettes and HTUs in 2021-23 and for cigarettes, HTUs and oral smoke-free products (in pouches or equivalent, excl. U.S. Chew) in 2024-26
(b) At 2023 corporate income tax rates
Note: Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions
Source: PMI Financials or estimates

35

Transforming, Growing & Delivering

- Unparalleled transformation continues
- Accelerating returns from smoke-free leadership
- Confident in 2024-26 targets, with ambition to reach >2/3 smoke-free net revenues by 2030
- Highly cash generative with focus on rapid deleveraging
- Steadfast commitment to progressive dividend policy



Source: PMI Financials or estimates

36

Championing a Smoke-Free World CAGNY Conference February 21, 2024 Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download Championing a Smoke-Free World Appendix and Reconciliation of Non-GAAP Measures 38

Europe: PMI HTU Adjusted Share of Market(a)

	FY, 2023	Growth vs. PY		FY, 2023	Growth vs. PY		FY, 2023	Growth vs. PY
Austria	7.1%	+1.9pp	Hungary	28.8%	+4.5pp	Romania	7.7%	+1.7pp
Croatia	8.4	+1.4	Italy	16.7	+2.4	Slovak Republic	16.5	+1.8
Czech Republic	14.8	+2.0	Lithuania	27.8	(0.5)	Slovenia	12.3	+1.8
Germany	5.3	+1.3	Poland	9.0	+1.0	Switzerland	11.5	+2.0
Greece	19.5	+3.3	Portugal	19.7	+3.9	United Kingdom	3.5	+0.8

(a) Adjusted market share for HTUs is defined as the total in-market sales volume for PMI HTUs as a percentage of the total estimated sales volume for cigarettes, HTUs and excluding the impact of estimated distributor and wholesaler inventory movement; Note: Select markets where HTU share is ≥ 1%; Source: PMI Financials or estimates

39

Europe: PMI HTU Adjusted Share of Market(a)

	Q4, 2023	Growth vs. PY		Q4, 2023	Growth vs. PY		Q4, 2023	Growth vs. PY
Austria	7.7%	+1.7pp	Hungary	30.8%	+3.9pp	Romania	8.4%	+1.4pp
Croatia	8.8	+0.8	Italy	17.1	+2.5	Slovak Republic	17.2	+1.4
Czech Republic	15.3	+1.3	Lithuania	27.2	(3.2)	Slovenia	13.1	+2.4
Germany	5.6	+0.9	Poland	9.8	+0.5	Switzerland	12.3	+1.8
Greece	20.8	+2.7	Portugal	21.4	+3.0	United Kingdom	3.9	+0.8

(a) Adjusted market share for HTUs is defined as the total in-market sales volume for PMI HTUs as a percentage of the total estimated sales volume for cigarettes, HTUs and excluding the impact of estimated distributor and wholesaler inventory movement; Note: Select markets where HTU share is ≥ 1%; Source: PMI Financials or estimates

40

Impressive Progress in European Key Cities



PMI HTU Offtake Share (Q4, 2023)
Change vs. PY
+1.1pp +1.2pp +2.0pp -0.2pp +1.6pp +1.3pp +4.9pp +4.2pp +3.4pp +2.7pp +3.3pp +3.7pp +3.0pp +3.1pp +5.1pp
5.5% 5.8% 6.8% 7.0% 8.2% 11.1% 15.7% 17.6% 22.0% 22.3% 23.9% 26.8% 28.2% 29.7% 37.8%
Madrid Amsterdam Stockholm London Vienna Munich Bucharest Zurich Prague Warsaw Lisbon Bratislava Rome Athens Budapest

Note: Athens represents Attica Region
Source: PMI Financials or estimates

41

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency, Acquisitions and RBH Impact
($ in millions) / (Unaudited)

Year	Operating Income	Special Items[a]	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Year	Operating Income	Special Items[a]	Operating Income attributable to RBH[b]	Adjusted Operating Income	% Change Total	% Change Excluding Currency	% Change Excluding Currency & Acquisitions
2020	$ 11,668	$ (30)	$ 11,698	$ (474)	$ 12,172	$ -	$ 12,172	Full Year Ended December 31, Total PMI[c]	2019	$ 10,531	$ (1,229)	$ 126	$ 11,634	0.6%	4.6%	4.6%
2021	$ 12,975	$ (609)	$ 13,584	$ 269	$ 13,315	$ 19	$ 13,296	Full Year Ended December 31, Total PMI	2020	$ 11,668	$ (103)	$ -	$ 11,771	15.4%	13.1%	13.0%
2022	$ 12,246	$ (662)	$ 12,908	$ (1,507)	$ 14,415	$ 99	$ 14,316	Full Year Ended December 31, Total PMI	2021	$ 12,975	$ (609)	$ -	$ 13,584	(5.0)%	6.1%	5.4%
2023	$ 5,297	$ (1,254)	$ 6,551	$ (485)	$ 7,036	$ 574	$ 6,462	Six months ended June 30, Total PMI	2022	$ 6,354	$ (248)	$ -	$ 6,602	(0.8)%	6.6%	(2.1)%
2023	$ 2,889	$ (163)	$ 3,052	$ (301)	$ 3,353	$ 138	$ 3,215	Quarters Ended December 31, Total PMI	2022	$ 2,924	$ (52)	$ -	$ 2,976	2.6%	12.7%	8.0%
2023	$ 6,259	$ (527)	$ 6,786	$ (588)	$ 7,374	$ 453	$ 6,921	Six months ended December 31, Total PMI	2022	$ 5,892	$ (414)	$ -	$ 6,306	7.6%	16.9%	9.8%
2023	$ 11,556	$ (1,781)	$ 13,337	$ (1,073)	$ 14,410	$ 1,027	$ 13,383	Full Year Ended December 31, Total PMI	2022	$ 12,246	$ (662)	$ -	$ 12,908	3.3%	11.6%	3.7%

(a) See Slide 46
(b) Represents the impact attributable to RBH from January 1, 2019 through March 21, 2019
(c) Adjusted Operating Income reflects the historical financials as reported and includes amortization and impairment of intangible assets for the comparison 2020 vs. 2019

42

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Operating Income to Adjusted Operating Income and RBH Impact
($ in millions) / (Unaudited)

	Year Ended Dec 31, 2019	Year Ended Dec 31, 2020	Year Ended Dec 31, 2021	Six Months Ended Jun 30, 2022	Quarter Ended Dec 30, 2022	Six Months Ended Dec 31, 2022	Year Ended Dec 31, 2022	Six Months Ended Jun 30, 2023	Quarter Ended Dec 30, 2023	Six Months Ended Dec 31, 2023	Year Ended Dec 31, 2023
Reported Operating Income	$ 10,531	$ 11,668	$ 12,975	$ 6,354	$ 2,924	$ 5,892	$ 12,246	$ 5,297	$ 2,889	$ 6,259	$ 11,556
Loss on deconsolidation of RBH	(239)	-	-	-	-	-	-	-	-	-	-
Russia excise and VAT audit charge	(374)	-	-	-	-	-	-	-	-	-	-
Canadian tobacco litigation-related expense	(194)	-	-	-	-	-	-	-	-	-	-
Asset impairment and exit costs	(422)	(149)	(216)	-	-	-	-	(109)	-	-	(109)
Brazil Indirect Tax Credit	-	119	-	-	-	-	-	-	-	-	-
Asset acquisition cost	-	-	(51)	-	-	-	-	-	-	-	-
Saudi Arabia customs assessments	-	-	(246)	-	-	-	-	-	-	-	-
Impairment of goodwill and other intangibles	-	-	-	-	-	(112)	-	(680)	-	-	(680)
Amortization of intangibles	-	(73)	(96)	(74)	(58)	(85)	(271)	(163)	(129)	(334)	(497)
Cost associated to Swedish Match AB offer	-	-	-	(52)	154	(63)	(115)	-	-	-	-
Swedish Match AB acquisition accounting related items	-	-	-	-	(125)	(125)	(125)	(18)	-	-	(18)
Charges related to the war in Ukraine	-	-	-	(122)	(23)	(29)	(151)	-	(34)	(53)	(53)
Termination of distribution arrangement in the Middle East	-	-	-	-	-	-	-	(80)	-	-	(80)
South Korea Indirect Tax Charge	-	-	-	-	-	-	-	(204)	-	-	(204)
Termination of agreement with Foundation for a Smoke-Free World	-	-	-	-	-	-	-	-	-	(140)	(140)
Adjusted Operating Income	$ 11,760	$ 11,771	$ 13,584	$ 6,602	$ 2,976	$ 6,306	$ 12,908	$ 6,551	$ 3,052	$ 6,786	$ 13,337
Less Operating Income attributable to RBH	126										
Adjusted Operating Income	$ 11,634										

43

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Net Revenues to Adjusted Net Revenues by Product Category
($ in millions) / (Unaudited)

Quarter ended December 31, 2023	Quarter ended December 31, 2023 Net Revenues	Special Items	Adj. Net Revenues
Total PMI	**$ 9,047**	**$ -**	**$ 9,047**
Combustible Tobacco	5,489	-	5,489
% of total adjusted			*61%*
Smoke-Free Inhalable Products	2,880	-	2,880
% of total adjusted			*32%*
Smoke-Free Oral Products	575	-	575
% of total adjusted			*6%*
Smoke-Free Other	104	-	104
% of total adjusted			*1%*

Note: Sum of product categories and special items might not foot due to roundings

44

Championing a Smoke-Free World CAGNY Conference February 21, 2024 Jacek Olczak, Chief Executive Officer Emmanuel Babeau, Chief Financial Officer